EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.
10.1*
Third Amendment to Amended and Restated Employment and Services Agreement, dated April 11, 2020 and effective as of April 11, 2020, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated April 13, 2020 and filed on April 13, 2020. Commission File No. 001-09618.

10.2*	2020 Nonelective Deferred Compensation Plan dated April 9, 2020. Filed as Exhibit 10.2 to Current Report on Form 8-K dated April 13, 2020 and filed on April 13, 2020. Commission File No. 001-09618.
10.3*
2020 Non-Employee Directors Nonelective Deferred Compensation Plan dated April 9, 2020. Filed as Exhibit 10.3 to Current Report on Form 8-K dated April 13, 2020 and filed on April 13, 2020. Commission File No. 001-09618.

10.4
Purchase Agreement, dated as of April 21, 2020, among Navistar International Corporation, Navistar, Inc. and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated April 27, 2020 and filed on April 27, 2020. Commission File No. 001-09618.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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